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WARBURG PINCUS TRUST
Schedule 16 Calculations

INTERNATIONAL EQUITY PORTFOLIO

For the One Year Ended December 31, 1996

                              RETURN WITH WAIVERS:

                                    ((10,998-10,000)/10,000) = 9.98%

                  RETURN WITHOUT WAIVERS:

                                    ((10,995-10,000)/10,000) = 9.95%

Inception Thru December 31, 1996

                  AGGREGATE RETURN WITH WAIVERS:

                                    ((11,801-10,000)/10,000) = 18.01%

                  AGGREGATE RETURN WITHOUT WAIVERS:

                                    ((11,777-10,000)/10,000) = 17.77%

                  ANNUALIZED RETURN WITH WAIVERS:

                                    ((11,801/10,000)'pp'1/1.50959 -1) = 11.59%

                  ANNUALIZED RETURN WITHOUT WAIVERS:

                                    ((11,777/10,000)'pp'1/1.50959 -1) = 11.44%


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WARBURG PINCUS TRUST
Schedule 16 Calculations

SMALL COMPANY GROWTH PORTFOLIO

For the One Year Ended December 31, 1996

                              RETURN WITH WAIVERS:

                                    ((11,391-10,000)/10,000) = 13.91%

                  RETURN WITHOUT WAIVERS:

                                    ((11,391-10,000)/10,000) = 13.91%

Inception Thru December 31, 1996

                  AGGREGATE RETURN WITH WAIVERS:

                                    ((14,250-10,000)/10,000) = 42.50%

                  AGGREGATE RETURN WITHOUT WAIVERS:

                                    ((14,240-10,000)/10,000) = 42.40%

                  ANNUALIZED RETURN WITH WAIVERS:

                                    ((14,250/10,000)'pp'1/1.50959 -1) = 26.44%

                  ANNUALIZED RETURN WITHOUT WAIVERS:

                                    ((14,240/10,000)'pp'1/1.50959 -1) = 26.38%


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WARBURG PINCUS TRUST
Schedule 16 Calculations

POST-VENTURE CAPITAL PORTFOLIO

Inception Thru December 31, 1996

                  AGGREGATE RETURN WITH WAIVERS:

                                    ((9,760-10,000)/10,000) = -2.40%

                  AGGREGATE RETURN WITHOUT WAIVERS:

                                    ((9,740-10,000)/10,000) = -2.60%



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